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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) of the
                       SECURITIES AND EXCHANGE ACT OF 1934

DATE OF REPORT: AUGUST 1, 2002

                          COMMISSION FILE NUMBER 0-6034



                         STANSBURY HOLDINGS CORPORATION
                         ------------------------------
                 (Name Of Small Business Issuer In Its Charter)


            UTAH                                                87-0281239
-------------------------------                             -------------------
(State Or Other Jurisdiction Of                              (I.R.S. Employer
Incorporation Or Organization)                              Identification No.)



3435 SOUTH YOSEMITE, #100, DENVER, COLORADO                         80231
-------------------------------------------                         -----
 (Address Of Principal Executive Offices)                        (Zip Code)



                    ISSUER'S TELEPHONE NUMBER (720) 748-7786



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     (a) On July 31, 2002, the Board of Directors of the Registrant unanimously resolved, through Resolution No. 02-07-31-A, attached to this filing as Exhibit No. 1, the intent of the Registrant to Distribute to its shareholders, pro -rata, its subsidiary to be formed Industrial Minerals Commodities, Inc. ("IMC") on the basis of one share of IMC stock for each sixteen shares of the Registrant held by the shareholder.

     The Directors have also proposed to re-order the ownership structure of wholly owned subsidiaries so that Sweetwater Garner, Inc., will be a subsidiary of Industrial Minerals Commodities, Inc., while all other subsidiaries, which are involved in the vermiculite mineral business, remain the direct subsidiaries of the Registrant.

     As a consequence of the proposed resolution, Industrial Minerals Commodities, Inc., will be principally engaged in the business of producing and marketing garnet abrasives, while all vermiculite mining, beneficiation and marketing will remain in the Registrant.

     (b) The initial board of directors and corporate officers of Industrial Minerals Commodities, Inc., will be identical to the Board of the Registrant.


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial  statements.

     Financial statements of Industrial Minerals Commodities, Inc., consolidated with its subsidiary, Sweetwater Garnet, Inc., which are not included in this report, will be filed by amendment within 60 days.

     (b) Pro forma financial information.

     Pro forma financial information, which is not included in this report, will be filed by amendment within 60 days.

     (c) Exhibits

     Exhibit No. 1 Resolution  of the Board of  Directors of Stansbury  Holdings
                   Corporation, No. 02-07-31-A, as referred to above.

     Exhibit No. 2 Press  Release of August 1,  2002,  announcing  the  Proposed
                   Distribution

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           STANSBURY HOLDINGS CORPORATION.


Dated:  August 1, 2002                     By:/s/ Aldine J. Coffman, Jr.
                                              ----------------------
                                              Aldine J. Coffman, Jr.
                                              President and
                                              Chief Executive Officer

                                                                       EXHIBIT 1


                              Resolution 02-07-31-A

     Whereas, the vermiculite industry has suffered a prolonged but unjustified taint of association with asbestos; and,

     Whereas, litigation over asbestos exposure and the injury and deaths derived therefrom has compelled many, if not most, asbestos mining, processing and marketing companies, to seek protection from the plethora of cases against them, through the filings of Chapter Eleven proceedings under the federal Bankruptcy Act; and,

     Whereas, the asbestos contamination of the vermiculite mined, processed and marketed by W. R. Grace and its affiliates, from its mine at Libby, Montana, has attracted the attention of litigators to vermiculite as a possible source of asbestos contamination, and led to the filing of a Chapter Eleven proceeding by
W. R. Grace which W. R. Grace attributed solely to its becoming an alleged asbestos contributing defendant in an overwhelming number of cases; and,

     Whereas, Armstrong Holdings, Federal Mogul, Kaiser Aluminum, Crown Cork and Seal, Owens Illinois and Owens Corning have, among others, in the last two years likewise filed for bankruptcy protection, or have contemplated filing for bankruptcy protection, from the overwhelming onslaught of asbestos litigation; and

     Whereas, International Vermiculite (California), Inc., which was created in 2000 as a wholly owned Stansbury subsidiary, has been sued in California, along with approximately 27 other defendants, for causing a death in 2001 for a plaintiff's decedent alleged to have been exposed to asbestos in 1952-59; and,

     Whereas, Stansbury itself has been sued in New Jersey, along with approximately 75 other defendants, for causing the death in 2001 of another plaintiff's decedent alleged to have been exposed to asbestos in the 1960's through early 1980's, even though Stansbury never produced vermiculite or and other product prior to the late summer of 2000; and,

     Whereas, the vermiculite ore deposits of Stansbury have been shown repeatedly since the late 1980's to free of asbestos contamination; and,

     Whereas, in the opinion of the Board and of the Management of Stansbury, such toxic tort litigation will have a high likelihood of naming Stansbury as defendant in future cases, since the "deep pocket" candidates for defendants are already under bankruptcy proceedings, and therefore the plaintiffs can only hope for a significant recovery by pooling contributions of upwards of 100 smaller sized defendants; and,

     Whereas, in the opinion of the Board and of the Management of Stansbury, the two present cases against Stansbury and its affiliate will see the early dismissal of Stansbury as a defendant, the future cases may not offer such easy resolutions; and,



Stansbury Holdings Corporation, Resolution 02-07-31-A                    Page 1

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     Whereas,  the primary duty of the Board is the protection of  shareholders, since the creditors of a company have adequate protection under the law, and it behooves the Board to devise a fair and legal strategy to protect the shareholders from frivolous future litigation; and,

     Whereas, in the opinion of the Board and of the Management of Stansbury, it is imperative that, at this time, Stansbury, by way of a property distribution, dividend and distribute to its shareholders all non-vermiculite assets of Stansbury, in a new public company, to be owned on the Date of Record ("x-dividend date") by the same shareholders as those of Stansbury common shares as of that date, in the same ratio as their ownership of Stansbury;

         Now, therefore, be it moved, seconded and unanimously resolved, that:

1. That the Company create a new subsidiary, a Delaware corporation, named Industrial Minerals Commodities, Inc., with a capitalization of 50,000,000 common shares at a par value of $0.001 per share, and with the purpose of acquiring, operating, and marketing industrial minerals, including the mining, milling and beneficiation of such minerals, among other purposes.

2. That the subsidiaries of Stansbury be restructured so that Sweetwater Garnet, Inc., becomes a wholly owned subsidiary of Industrial Minerals Commodities, Inc.

3. That Industrial Minerals Commodities, Inc., assume, and hold Stansbury harmless with respect thereto, $2,000,000of accounts payable and other liabilities of Stansbury as listed on Exhibit A to this resolution. The book value of shareholders equity of Industrial Minerals Commodities, Inc., as of the date of this resolution, will be zero or negative.

4. That Stansbury distribute to its shareholders of common stock, pro-rata to their ownership of such shares at the close of business, September 30, 2002, one share of common stock of Industrial Minerals Commodities, Inc., for each 16 shares of common stock of Stansbury owned of record on September 30, 2002, subject to the approval of State and Federal Regulatory authorities, including the United States Securities and Exchange Commission's rules and regulations.

5. That Industrial Minerals Commodities, Inc., be in due course listed for trading on the Nasdaq Electron Bulletin Board.

6. The officers of Stansbury, and of Industrial Minerals Commodities, Inc., when formed, be, and are, hereby authorized to do any and all necessary acts to carry out this resolution, including the execution on behalf of the said entities all legal documents required for filings, pleadings and other needed to effect this Resolution.



Stansbury Holdings Corporation, Resolution 02-07-31-A                     Page 2

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         Certified to be a true copy thereof:



                                             __________________________________
                                             Dennis R. Staal, Secretary


Vote:  Affirmative                           __________________________________
                                             Eldon W. Brickle, Director


Vote:  Affirmative                           __________________________________
                                             Aldine J. Coffman, Jr., Director


Vote:  Affirmative                           __________________________________
                                             Dennis R. Staal, Director









Stansbury Holdings Corporation, Resolution 02-07-31-A                     Page 3


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                                                                       EXHIBIT 2

Stansbury Holdings Corporation

9:00 a.m., EST, Thursday, August 1, 2002   NEWS RELEASE

     National Association of Securities Dealers

FOR IMMEDIATE RELEASE               STBY (OTC-BB)


      Stansbury Holdings Corporation Announces Distribution Dividend of its
               Industrial Minerals Subsidiary and Garnet Operation

     DENVER, COLORADO, Tuesday, August 1, 2002. -- Stansbury Holdings Corporation (OTC Bulletin Board: "STBY.OB") announced today that the Board of Directors had approved a distribution dividend to shareholders of record as of the close of business, September 30, 2002, of one share of Industrial Minerals Commodities, Inc., for each sixteen shares of Stansbury Holdings Corporation.

     Industrial Minerals Commodities, Inc., a newly formed Delaware corporation, is the sole shareholder of Sweetwater Garnet, Inc., which owns the garnet project near Dillon, Montana. Sweetwater Garnet has recently completed upgrades to its mill, and is mining, processing and selling garnet product as an industrial abrasive.

     A Form 8-K was filed today with Securities and Exchange Commission, detailing further the distribution.

     The new company is expected to become listed on the Nasdaq Over-the-Counter Bulletin Board shortly after the record date. The distribution of shares in the new company, as well as trading in the shares, is dependent upon approval of the SEC. Filings respecting both matters are expected to be made with the SEC in due course.

     This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (USA). The matters covered by such forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of Stansbury Holdings Corporation and Industrial Minerals Commodities, Inc., to differ materially from those contemplated or implied by such forward-looking statements.

     Stansbury Holdings Corporation is a natural resource holding company, specializing in the industrial minerals of vermiculite and garnet. The Stansbury Holdings Corporation website is www.stansburyholdings.com, while the Sweetwater Garnet, Inc., website is www.sweetwatergarnet.com.

For Further Information, Contact:

Aldine J. Coffman, Jr., President              Brian McCarty
3435 South Yosemite Street East #100           Investor Relations, Stansbury,
Denver, Colorado 80231-4601                    Philadelphia, PA 19104
Telephone: 720-748-7786                        Telephone: 1-215-928-9630
Facsimile: 1-720-748-2082                      Facsimile:1-215-928-0283
e-mail: ajcoffman@earthlink.net                e-mail: bmccarty@netreach.net